UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 29, 2024

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 29, 2024, FG Financial Group, Inc., a Nevada corporation (“FGF”), and FG Group Holdings Inc., a Nevada corporation (the “Company” or “FGH”), completed the previously announced merger transaction pursuant to the Plan of Merger, dated as of January 3, 2024 (the “Merger Agreement”), by and among the Company, FGF and FG Group LLC, a Nevada limited liability company and wholly owned subsidiary of FGF (the “Merger Sub”). Pursuant to the terms of the Merger Agreement and in accordance with the Nevada Revised Statutes, the Company merged with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving entity and wholly owned subsidiary of FGF. Following the Merger, FGF changed its name to Fundamental Global Inc.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

In the Merger, each share of common stock, par value $0.01 per share, of the Company (the “FGH Common Stock”) that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was converted into one (the “Exchange Ratio”) share of common stock, par value $0.001 per share, of FGF (the “FGF Common Stock”).

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time:

●	each outstanding option to purchase shares of FGH Common Stock (each, an “Existing Rollover Stock Option”) automatically converted into an option to acquire the number of shares of FGF Common Stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of shares subject to the Existing Rollover Stock Option immediately prior to the Effective Time, by (ii) the Exchange Ratio, with such option having an exercise price per share of FGF Common Stock equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (x) the exercise price per share of FGH Common Stock of such Existing Rollover Stock Option in effect immediately prior to the Effective Time by (y) the Exchange Ratio; and

●	each outstanding restricted share unit of FGH (each, an “FGH RSU”) automatically converted into and became rights with respect to FGF Common Stock, and FGF assumed the FGH RSUs, on the same terms and conditions (including any forfeiture provisions or repurchase rights, and treating for this purpose any performance-based vesting conditions as provided for in the award agreement by which each FGH RSU is evidenced), except that from and after the Effective Time, (i) FGF and the compensation committee of the board of directors of FGF, respectively, were substituted for FGH and the compensation committee of the board of directors of FGH (the “FGH Board”) administering FGH’s 2017 Omnibus Equity Compensation Plan (the “FGH Stock Plan”), (ii) the FGH RSUs assumed by FGF represent the right to receive FGF Common Stock upon settlement of such FGH RSU promptly after vesting (except to the extent the terms of the applicable restricted share unit agreement provide for deferred settlement, in which case settlement shall be in accordance with the specified terms), and (iii) the number of shares of FGF Common Stock subject to each award of FGH RSUs assumed by FGF is equal to the number of shares of FGH Common Stock subject to such award immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share (except that in no event will any vesting restrictions applicable to an FGH RSU be accelerated unless so provided under the terms of such FGH RSU or the FGH Stock Plan).

The Company’s consent solicitation statement, filed with the Securities and Exchange Commission (“SEC”) on January 29, 2024, contains a description of certain relationships and related transactions in the section entitled “The Merger – Interests of FGH’s Directors and Executive Officers in the Merger” beginning on page 46 and a description of the evaluation of the Exchange Ratio in the section entitled “The Merger – Background of the Merger” beginning on page 31 and “– FGH’s Reasons for the Merger; Recommendation of the FGH Board” beginning on page 33, which descriptions are incorporated herein by reference.

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 4, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Merger on February 29, 2024, the Company notified NYSE American that the Merger had been consummated and requested that NYSE American suspend trading of shares of FGH Common Stock effective prior to the opening of the market on March 1, 2024, and that the listing of the shares of FGH Common Stock be withdrawn. In addition, the Company requested that NYSE American file with the SEC a notification on Form 25 to report the delisting of shares of FGH Common Stock from NYSE American and to deregister the shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company also intends to file with the SEC a certification on Form 15 requesting the deregistration of the FGH Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 31, 2024, the Company commenced a solicitation of written consents from the holders of outstanding shares of FGH Common Stock as of the record date of January 3, 2024 to adopt and approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The target final date for receipt of written consents was February 23, 2024. The results of the consent solicitation are set forth below:

For	Withhold Consent	Abstain
12,438,862	11,220	9,349

As of February 23, 2024, the Company received affirmative consents from the holders of FGH Common Stock holding an aggregate of 12,438,862, or 63.2% of, shares of FGH Common Stock, representing a majority of the Company’s outstanding shares of voting capital stock, which was sufficient to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On February 29, 2024, the Company and FGF issued a joint press release in connection with the completion of the Merger. A copy of that press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Plan of Merger by and between FG Financial Group, Inc., FG Group Holdings Inc. and FG Group LLC, dated January 3, 2024 (incorporated by reference to Exhibit 2.1 to FG Group Holdings Inc.’s Current Report on Form 8-K filed with the SEC on January 4, 2024).

99.1	Joint Press Release of Fundamental Global Inc. and FG Group Holdings Inc., dated February 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: February 29, 2024	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer